                                                                   Exhibit 10.59

                             FALCON RESTRICTED COMPANIES
                        AMENDED AND RESTATED CREDIT AGREEMENT

                                   AMENDMENT NO. 3

     This Agreement, dated as of February 6, 1998, is among the affiliates of Falcon Holding Group, L.P., a Delaware limited partnership, set forth on the signature pages hereto, BankBoston, N.A., as Managing Agent for itself and the other Lenders, Toronto-Dominion (Texas) Inc., as Administrative Agent and NationsBank of Texas, N.A., as Syndication Agent. The parties agree as follows:

1. Reference to Credit Agreement; Definitions. Reference is made to the Amended and Restated Credit Agreement, dated as of July 12, 1996, among the parties hereto (as amended, modified and in effect prior to giving effect to this Consent, the "Credit Agreement"). Terms defined in the Credit Agreement as amended hereby (the "Amended Credit Agreement") and not otherwise defined herein are used herein with the meanings so defined.

2. Amendments to Credit Agreement. In reliance upon the representations and warranties set forth in Section 4, the Credit Agreement is amended as follows, effective upon the date hereof:

     2.1. Amendment of Section 1.39. The definition of "Consolidated Cash Interest Expense" in Section 1.39 of the Credit Agreement is amended to read in its entirety as follows:

     "1.39. "Consolidated Cash Interest Expense" means, for any period, the aggregate amount of interest, including payments in the nature of interest under Capitalized Leases and Interest Rate Protection Agreements, accrued by the Restricted Companies on Consolidated Total Debt (whether such interest is reflected as an item of expense or capitalized) in accordance with GAAP on a Consolidated basis; provided, however, that Consolidated Cash Interest Expense shall include commitment fees and other Lender fees included in interest expense in accordance with GAAP and Distributions to Holding, L.P. described in Section 7.10.3(a) on account of interest on Indebtedness incurred by Holding, L.P., but shall not include PIK Interest Payments."

     2.2. Amendment of Section 7.5.2. Section 7.5.2 of the Credit Agreement is amended to read in its entirety as follows:

     "7.5.2. Consolidated Operating Cash Flow to Consolidated Cash Interest Expense. On the last day of each quarter, Consolidated Operating Cash Flow for the three-month period then ending shall exceed (a) through December 1998, 150% and (b) from and after March 1999, 200% of Consolidated Cash Interest Expense for such period."

     2.3. Amendment of Section 7.10.3. Section 7.10.3 of the Credit Agreement is amended to read in its entirety as follows:

     "7.10.3. So long as immediately before and after giving effect thereto no Default exists, the Restricted Companies may make (a) Distributions to Holding, L.P. on or about March 15 and September 15 in each year in an amount on each such date not exceeding $15,525,000, which Distributions are used exclusively for Holding, L.P. to pay mandatory scheduled payments then due of principal of, and accrued interest on, Holding, L.P.'s Indebtedness for borrowed money permitted to be incurred by Holding, L.P. under the Holding Pledge and Subordination Agreement and (b) redemptions of equity interests in any Holding Company owned by members of management (other than Marc B. Nathanson) upon termination of employment in an aggregate amount not exceeding $1,000,000 in any year."

3. Amendment of Holding Pledge and Subordination Agreement. In reliance upon the representations and warranties set forth in Section 4, Section 5.6 of the Holding Pledge and Subordination Agreement is amended to read in its entirety as follows, effective upon the date hereof:

     "5.6. No Cash Payments on Senior Subordinated Debt. Prior to September 30, 2000, neither Pledgor shall make any cash payment of principal of or interest on the Senior Subordinated Notes issued by Holding, L.P. except directly from the proceeds of Distributions permitted by Section 7.10.3(a) of the Credit Agreement."

4. Representation and Warranty. In order to induce the Lenders to enter into this Agreement, each of the Restricted Companies jointly and severally represents and warrants to the Lenders that immediately before and after giving effect to the amendments set forth in Section 2, no Default will exist.

5. General. The Amended Credit Agreement and all of the other Credit Documents are each confirmed as being in full force and effect. This Agreement, the Amended Credit Agreement and the other Credit Documents referred to herein or therein constitute the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior and current understandings and agreements, whether written or oral, with respect to such subject matter. The invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other term or provision hereof, and any invalid or unenforceable provision shall be enforced to the maximum extent of its validity or enforceability. The headings in this Agreement are for convenience of reference only and shall not alter, limit or otherwise affect the meaning hereof. Each of this Agreement and the Amended Credit Agreement is a Credit Document and this Agreement may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective successors and assigns, including as such successors and assigns all holders of any Note. This Agreement shall be governed by and construed in accordance with the laws (other than the conflict of laws rules) of The Commonwealth of Massachusetts.

     Each of the undersigned has caused this Agreement to be executed and delivered by its duly authorized officer as an agreement under seal as of the date first above written.

                                   FALCON CABLE MEDIA, A CALIFORNIA
                                     LIMITED PARTNERSHIP
                                   FALCON CABLE SYSTEMS COMPANY II, L.P.
                                   FALCON CABLEVISION, A CALIFORNIA
                                     LIMITED PARTNERSHIP
                                   FALCON COMMUNITY CABLE, L.P.
                                   FALCON COMMUNITY VENTURES I
                                     LIMITED PARTNERSHIP
                                   FALCON TELECABLE, A CALIFORNIA
                                     LIMITED PARTNERSHIP
                                   FALCON COMMUNITY INVESTORS, L.P.
                                   FALCON INVESTORS GROUP, LTD., A
                                     CALIFORNIA LIMITED PARTNERSHIP
                                   FALCON MEDIA INVESTORS GROUP, A
                                     CALIFORNIA LIMITED PARTNERSHIP
                                   FALCON TELECABLE INVESTORS GROUP,
                                     A CALIFORNIA LIMITED PARTNERSHIP
                                   FALCON TELECOM, L.P.

                                   By   FALCON HOLDING GROUP, INC., as
                                        general partner, or general partner of
                                        the general partner, of each of the
                                        foregoing Restricted Companies

                                   By    /s/ Michael K. Menerey
                                      ----------------------------------------
                                     Title:  Michael K. Menerey
                                             Chief Financial Officer


                                   FALCON FIRST, INC.



                                   By    /s/ Michael K. Menerey
                                      ----------------------------------------
                                     Title:  Michael K. Menerey
                                             Chief Financial Officer

                                   ATHENS CABLEVISION, INC.
                                   AUSABLE CABLE TV, INC.
                                   CEDAR BLUFF CABLEVISION, INC.
                                   DALTON CABLEVISION, INC.
                                   EASTERN MISSISSIPPI CABLEVISION, INC.
                                   FALCON FIRST CABLE OF NEW YORK, INC.
                                   FALCON FIRST CABLE OF THE SOUTHEAST,
                                      INC.
                                   FALCON FIRST HOLDINGS, INC.
                                   FF CABLE HOLDINGS, INC.
                                   LAUDERDALE CABLEVISION, INC.
                                   MULTIVISION NORTHEAST, INC.
                                   MULTIVISION OF COMMERCE, INC.
                                   PLATTSBURG CABLEVISION, INC.
                                   SCOTTSBORO CABLEVISION, INC.
                                   SCOTTSBORO TV CABLE, INC.


                                   By    /s/ Michael K. Menerey
                                      ----------------------------------------
                                        As an authorized officer of each of the
                                        foregoing corporations

                                   FALCON HOLDING GROUP, L.P.
                                   By FALCON HOLDING GROUP, INC.,
                                      general partner


                                   By    /s/ Michael K. Menerey
                                      ----------------------------------------
                                     Title:  Michael K. Menerey
                                             Chief Financial Officer


                                   FALCON HOLDING GROUP, INC.


                                   By    /s/ Michael K. Menerey
                                      ----------------------------------------
                                     Title:  Michael K. Menerey
                                             Chief Financial Officer

                                   BANKBOSTON, N.A., as Managing Agent


                                   By    /s/ David B. Herter
                                      ----------------------------------------
                                     Title:  Managing Director


                                   TORONTO-DOMINION (TEXAS) INC., as
                                   Administrative Agent


                                   By    /s/ Sophia D. Sgarbi
                                      ----------------------------------------
                                     Title:  Sophia D. Sgarbi
                                             Vice President


                                   NATIONSBANK OF TEXAS, N.A., as Syndications
                                   Agent


                                   By    /s/ Rosario Echeverria
                                      ----------------------------------------
                                     Title:  Vice President



                                   The foregoing Agreement
                                   is consented to by the following Lenders:


                                   ABN AMRO BANK, N.V.


                                   By:    /s/ James Dunleavy
                                      ----------------------------------------
                                      Title:  James Dunleavy
                                              Senior Vice President




                                   By:    /s/ William S. Bennett
                                      ----------------------------------------
                                      Title:  William S. Bennett
                                              Vice President

                                   ABN-AMRO BANK N.V., LOS ANGELES
                                   INTERNATIONAL BRANCH

                                   By:  ABN Amro North America, Inc., as agent


                                   By
                                      ----------------------------------------
                                      Title:


                                   By
                                      ----------------------------------------
                                      Title:


                                   BANK OF AMERICA N.T. & S.A.


                                   By   /s/ Shannon T. Ward
                                      ----------------------------------------
                                      Title:  Shannon T. Ward
                                              Vice President


                                   BANK OF MONTREAL


                                   By    /s/ Karen S. Klapper
                                      ----------------------------------------
                                      Title:  Karen Klapper
                                              Director


                                   BANQUE FRANCAISE DU COMMERCE EXTERIEUR


                                   By
                                      ----------------------------------------
                                      Title:


                                   By
                                      ----------------------------------------
                                      Title:

                                   BANQUE NATIONALE DE PARIS


                                   By    /s/ Clive Bettles
                                      ----------------------------------------
                                      Title:  Senior Vice President & Manager


                                   By    /s/ Marc Schaefer
                                      ----------------------------------------
                                      Title:  Assistant Vice President


                                   BANQUE PARIBAS


                                   By  Tom G. Brandt / Darlynn Ernst
                                      ----------------------------------------
                                      Title:  V.P.  /   AVP


                                   BARCLAYS BANK PLC


                                   By    /s/ James K. Downey
                                      ----------------------------------------
                                      Title:  Associate Director


                                   THE CHASE MANHATTAN BANK


                                   By    /s/ Mitch Geruis
                                      ----------------------------------------
                                      Title:  Vice President


                                   CITY NATIONAL BANK


                                   By    /s/ Rod P. Bollins
                                      ----------------------------------------
                                      Title:  Rod Bollins
                                              Vice President

                                   CIBC, INC.


                                   By    /s/ Lorain Granberg
                                      ----------------------------------------
                                      Title:  Executive Director CIBC
                                              Oppenheimer Corp., as
                                              agent


                                   CREDIT LYONNAIS, NEW YORK BRANCH


                                   By    /s/ Mark D. Thorsheim
                                      ----------------------------------------
                                      Title:  Mark D. Thorsheim
                                              Vice President


                                   FLEET BANK, N.A.


                                   By    /s/ Garret Komjathy
                                      ----------------------------------------
                                      Title:  Garret Komjathy
                                              Vice President


                                   THE FUJI BANK, LIMITED LOS ANGELES AGENCY

                                   By    /s/ Masahito Fukuda
                                      ----------------------------------------
                                      Title:  Masahito Fukuda
                                              Joint General Manager

                                   THE LONG-TERM CREDIT BANK OF JAPAN, LTD. LOS
                                   ANGELES AGENCY

                                   By    /s/ T. Morgan Edwards II
                                      ----------------------------------------
                                      Title:  Deputy General Manager


                                   MEESPIERSON CAPITAL CORP.

                                   By    /s/ John Connors
                                      ----------------------------------------
                                      Title:  EVP


                                   By    /s/ Claudia J. Chifos
                                      ----------------------------------------
                                      Title:  Managing Director

                                   Octagon Credit Investors Loan Portfolio
                                   (a unit of The Chase Manhattan Bank)


                                   By    /s/ Andrew D. Gordon
                                      ----------------------------------------
                                      Title:  Andrew D. Gordon
                                              Managing Director


                                   COOPERATIEVE CENTRALE RAIFFEISEN-
                                   BOERENLEENBANK B.A., "RABOBANK
                                   NEDERLAND", NEW YORK BRANCH


                                   By    /s/ Dana W. Hemenway
                                      ----------------------------------------
                                      Name:  Dana W. Hemenway
                                      Title:  Vice President

                                   By    /s/ W. Pieter C. Kodde
                                      ----------------------------------------
                                      Name:  W. Pieter C. Kodde
                                      Title:  Vice President


                                   RIGGS BANK N.A.


                                   By    /s/ Jeffrey P. White
                                      ----------------------------------------
                                      Title:  Jeffrey P. White
                                              Vice President


                                   SENIOR DEBT PORTFOLIO

                                   By: BOSTON MANAGEMENT AND
                                   RESEARCH, as investment advisor

                                   By    /s/ Barbara Campbell
                                      ----------------------------------------
                                      Title:  Assistant Treasurer

                                   SOCIETE GENERALE


                                   By:    /s/ Mark Vigil
                                        -------------------------------
                                        Title:  Mark Vigil
                                                Vice President

                                   THE SUMITOMO BANK, LIMITED


                                   By
                                      ----------------------------------------
                                      Title:


                                   By
                                      ----------------------------------------
                                      Title:


                                   SUMMIT BANK


                                   By    /s/ C. J. Annas
                                      ----------------------------------------
                                      Title:  VP


                                   SUNTRUST BANK, CENTRAL FLORIDA N.A.


                                   By    /s/ Janet P. Sammons
                                      ----------------------------------------
                                      Title:  Vice President


                                   UNION BANK OF CALIFORNIA, N.A.


                                   By    /s/ Bryan G. Petermann
                                      ----------------------------------------
                                      Title:  Bryan G. Petermann
                                              Vice President


                                   VAN KAMPEN AMERICAN CAPITAL
                                   PRIME RATE INCOME TRUST


                                   By    /s/ Jeffrey W. Maillet
                                      ----------------------------------------
                                      Title:  Jeffrey W. Maillet
                                              Sr. Vice Pres. & Director